1/24/2023 11/24/2023 1 2022 TRUTH | INTEGRITY | TRANSPARENCY Full Year and Fourth Quarter Exhibit 99.2

2 Safe Harbor and Non-GAAP Measures Forward-looking statements This presentation includes “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on various facts and derived utilizing assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors, which change over time and are beyond our control, that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the expected payment of Veritex Holdings, Inc.’s (“Veritex”) quarterly cash dividend; the impact of certain changes in Veritex’s accounting policies, standards and interpretations; the effects of the COVID-19 pandemic and actions taken in response thereto; and Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “seeks,” “targets,” “outlooks,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2021 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue. This presentation also includes industry and trade association data, forecasts and information that Veritex has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Veritex, which information may be specific to particular markets or geographic locations. Some data is also based on Veritex's good faith estimates, which are derived from Veritex management's knowledge of the industry, markets and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Although Veritex believes these sources are reliable, Veritex has not independently verified the information contained therein. While Veritex is not aware of any misstatements regarding the industry data, forecasts and information included in this presentation, such data forecasts, and information and Veritex's estimates based thereon involve risks, assumptions and uncertainties and are subject to change based on various factors. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise such data forecasts, and information and Veritex's estimates based thereon, whether as a result of new information, future developments or otherwise, except as required by law. Non-GAAP Financial Measures This presentation contains certain non-GAAP (generally accepted accounting principles) financial measures, including tangible book value per common share (“TBVPS”), tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”), operating earnings, pre-tax, pre-provision (“PTPP”) operating earnings, diluted operating earnings per shares (“EPS”), operating return on average assets (“ROAA”), PTPP operating ROAA, Operating ROATCE, operating efficiency ratio, operating noninterest income, operating noninterest expense and adjusted net interest margin (“NIM”). Veritex’s management uses these non-GAAP financial measures to evaluate its operating performance and provide information that is important to investors. The non-GAAP financial measures that Veritex discusses in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP.

3                 Truth in Texas Banking Dallas / Ft. Worth Houston (31) Branches $12.2 Billion in assets 2.15% PTPP ROAA 9% CAGR TBV since Green Bank acquisition, 1/1/19 $1.52 Billion market cap Financial metrics as of December 31, 2022; market cap as of January 20, 2023. Veritex Holdings, Inc. Franchise Overview

4 Strong, Resilient Texas Market Our platform is powered by the Texas markets we serve Source: Bureau of Labor Statistics; Dallas Chamber of Commerce; Greater Houston Partnership; YTexas; Houston.org; S&P Global Market Intelligence

Fourth Quarter and Year End Highlights

Financial Highlights ($M)	Fourth Quarter 2022	Third Quarter 2022	Fourth Quarter 2021	Full Year 2022	Full Year 2021
Net Interest Income	106.1	$101.0	76.7	364.7	280.8
Non-Interest Revenue	14.3	13.0	16.2	52.8	58.4
Total Revenue	120.4	114.0	92.9	417.5	339.2
Non-Interest Expense	57.3	51.0	45.1	203.1	167.7
PTPP	63.1	63.0	47.8	214.4	171.5
Provision for Credit Losses	11.3	7.5	(4.4)	27.8	(4.8)
Income Tax Expense	11.9	12.2	10.7	40.3	36.7
Net Income	39.9	43.3	41.5	146.3	139.6

Key Performance Metrics	Fourth Quarter 2022	Third Quarter 2022	Fourth Quarter 2021	Full Year 2022	Full Year 2021
Diluted EPS[1]	0.73	0.79	0.82	2.71	2.77
BVPS ($)	26.83	26.15	26.64	26.83	26.64
ROAA (%)	1.35	1.50	1.68	1.33	1.49
Efficiency Ratio (%)	47.6	44.7	48.5	48.6	49.5
ROATCE (%)[1]	16.75	17.82	20.06	15.78	17.57

Key Operating Performance Metrics	Fourth Quarter 2022	Third Quarter 2022	Fourth Quarter 2021	Full Year 2022	Full Year 2021
Operating Diluted EPS[1]	0.74	0.80	0.84	2.74	2.77
TBVPS ($)	18.64	17.91	17.49	18.64	17.49
Operating ROAA (%)	1.36	1.51	1.72	1.35	1.49
Operating Efficiency Ratio (%)	47.1	44.4	47.6	48.2	49.3
Operating ROATCE (%)[1]	16.95	17.94	20.48	15.94	17.58

[1] 2022 figures include the impact of our common stock offering completed in 1Q22 in which we issued 4,314,474 shares with net proceeds of ~$153.8 million.

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6 Significant Earnings Improvement while Investing for our Future 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. ROATCE figures include the impact of the common stock offering completed in 1Q22 in which we issued 4,314,474 shares with net proceeds of ~$153.8 million. $50.2 $115.9 $88.1 $176.3 $186.6 $52.2 $51.8 2018 2019 2020 2021 2022 4Q21 4Q22 $- $50 $100 $150 $200 Income Before Taxes 12.9% 13.0% 11.2% 17.6% 15.8% 20.1% 16.8% 2018 2019 2020 2021 2022 4Q21 4Q22 0% 5% 10% 15% 20% 25% Return on Average Tangible Common Equity1 Driven by growth in loans and deposits Scalable business model with expense leverage

7 Financial Metrics 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures PTPP Return on Average Assets1 $0.82 $0.65 $0.54 $0.79 $0.73 $0.84 $0.66 $0.55 $0.80 $0.74 4Q21 1Q22 2Q22 3Q22 4Q22 Diluted EPS Diluted Operating EPS Diluted Earnings Per Share1 48.53% 52.84% 50.76% 44.71% 47.63%47.64% 52.05% 50.45% 44.37% 47.11% 4Q21 1Q22 2Q22 3Q22 4Q22 Reported Operating Efficiency Ratio1 $48.6 $42.3 $47.0 $63.5 $63.7 1.97% 1.71% 1.76% 2.20% 2.15% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 4Q21 1Q22 2Q22 3Q22 4Q22 PTPP Operating Earnings PTPP Operating ROAA $17.49 $18.51 $18.20 $17.91 $18.64 4Q21 1Q22 2Q22 3Q22 4Q22 TBVPS1

8 Disciplined Lending in Growing Texas Market Loan Growth ($B) Quarter over Quarter Loan Growth ($B) Growth: +6.2% Strong broad growth; CAGR 24% 28% 8% 31% 19% 10% 3% $5.9 $6.0 $6.3 $6.6 $6.8 $7.1 $7.9 $8.5 $9.1 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 NOOCRE OOCRE Commercial Construction 1-4 Fam Multi Fam Other (<1%) CAGR 24%

9 Disciplined Lending in Texas $1.0 $1.1 $1.2 $1.3 $1.4 $1.5 $1.6 $1.7 $1.8 $1.9 Jan Feb Mar Apr May Jun July Aug Sept Oct Nov Dec 2021 Unfunded 2022 Unfunded CRE ADC Construction LOC Current Unfunded (Non-Revolving) YTD Growth by Portfolio 50,292 221,070 351,890 725,256 933,477 216,177 18,222 369,114 447,330 ($ in thousands) OOCRE NOOCRE 1-4 Family Resi Construction and land Commercial and Industrial (51,935)

10 Shifting Production Focus Reflects the Bank’s Increased Investment in C&I and Limits Growth in CRE FY 2022 / 4Q22 Loan Production 16% 41% 19% 10% 4% 10% NOOCRE Commercial & Industrial Construction & Land OOCRE 1-4 Family Residential Mortgage Warehouse 13% 30% 38% 4% 5% 10% $1.1 Billion 4Q22 Production % Production by Loan Type

11 $73.0 $84.5 $101.0 $106.1 3.37% 3.22% 3.42% 3.77% 3.87% 3.31% 3.15% 3.37% 3.72% 3.82% 4Q21 1Q22 2Q22 3Q22 4Q22 Net Interest Income ("NII") NIM Adjusted NIM (Excludes All Purchase Accounting) $76.7 $9.2 $9.9 $10.6 4Q21 1Q22 2Q22 3Q22 4Q22 Average Earning Assets $9.0 $10.9 ($ in billions) ($ in millions) 3Q22 v 4Q22 2021 v 2022 Beginning Net Interest Income $101,040 $280,783 Impact of rate changes 4,161 30,815 Impact of growth 735 49,367 Change in earning asset mix and other 161 5,762 Debt security prepayment income - (2,070) Ending Net Interest Income $106,097 $364,657 21+% ($ in thousand) Average Earnings Assets Net Interest Income Rollforward Interest Rate Sensitivity1 Growing Net Interest Income Expanded NIM 50 bps in 2022 Quarter ending earning assets $11.3 1 Interest rate sensitivity is calculated using a static rate shock.

12 5 Quarter Trend, exc. MW and PPP Debt Investment Yields Variable and Hybrid Loans by Index Interest Rate Components of Loans and Investments 2.74% 2.76% 2.93% 3.05% 3.36% 4Q21 1Q22 2Q22 3Q22 4Q22 1 1 Excludes $2.1 million of prepayment penalty income on debt securities during 4Q21. 4.12% 4.03% 4.16% 5.01% 5.98% 0.18% 0.17% 0.28% 0.76% 1.46% 4Q21 1Q22 2Q22 3Q22 4Q22 Average Loan Yield Average Cost of Total Deposits 24% 70% 6% Loan Portfolio by Repricing Type Fixed Variable Hybrid 5 quarter investment yield trend, excluding prepayments Loan yield up 97 bps and deposit rates up 70 bps Variable and Hybrid Loans by Rate Index Amount (in millions) % of Variable and Hybrid Loans 1-Month LIBOR 1,378.8$ 19.2% 12-Month LIBOR 285.2$ 4.0% 1-Month SOFR 3,890.7$ 54.3% Prime Rate 1,608.4$ 22.4% Other 6.3$ 0.1% Total Variable and Hybrid Loans 7,169.4$ 100.0%

13 ($ in billions) Deposit Growth 5 Deposit Composition 2019 2020 2021 2022 Interest Bearing Noninterest bearing Certificates & Time Deposits $5.9 $9.1 CAGR 16% 0% 25% 42% 52% 15% 27% 36% Interest Bearing Deposits Total Deposits Cumulative change in deposit costs over cumulative change in average Fed Funds effective 5 Rate Hike Beta Trends Strong deposit management; CAGR of 16% Int. Bearing Rate Total Deposit Rate Average Fed Funds Effective 5 Rates and Average Fed Funds Effective 3.65% 2.12% 1.46% 0.12% 0.26% 0.17% Spot rate for total deposits as of Dec. 31st was 1.98% $2.1 $2.6 $4.4 3Q22 4Q22 Interest Bearing Noninterest bearing Certificates & Time Deposits $9.1$8.7 $2.1 $2.6 $4.4 $1.6 $2.8 $4.3 +17% $6.5 $7.4

Operating Noninterest Income/Expense

Efficiency ratio 47.6%

4Q22 / 3Q22 Noninterest Income Comparison



$13,021
$14,326
15%
24%
4%
20%
37%
14%
16%
55%
17%
36%
3Q22
4Q22
Service Charges & Fees on Deposit Accounts
Govt. Guaranteed Loan Income
Other
Loan Fees
Customer Swap Income
Gain on MLHFS

Note: Excludes noninterest income line items in a loss position

- Government guaranteed loan income increased $7.2 million primarily due to increases in the gain on sale of USDA loans through our wholly owned subsidiary, North Avenue Capital, LLC
- Customer swap income decreased $1.1 million primarily due to decreased trades executed during 4Q22 compared to 3Q22
- Equity method investment income decreased $4.4 million primarily due to the increase in interest rates and the corresponding impact on volume

4Q22 / 3Q22 Noninterest Expense Comparison



$50,607
$56,729
4%
5%
7%
7%
9%
9%
59%
3%
4%
8%
7%
9%
11%
58%
3Q22
4Q22
Salary and Employee Benefits
Occupancy and Equip.
Prof. Fees
Marketing
Other
Data Processing
Amort. Of Intang.

- Salaries and employee benefits increased $3.3 million, or 11%, from 3Q22 primarily due to new talent hires made late in September with a full quarter of expense recognition in 4Q22 and additional new hires during 4Q22 coupled with increases in lender incentives and inflation
- Professional and regulatory fees increased $683 thousand, or 18%, primarily due to the Company's increase in regulatory service fees and an increase in FDIC assessment fees due to an increase in asset size

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15 ($ in millions) Gain on Sale % Total Volume $667.0 $565.2 $626.6 $603.5 $414.2 4Q21 1Q22 2Q22 3Q22 4Q22 3.60% 3.31% 3.41% 2.81% 1.89% 4Q21 1Q22 2Q22 3Q22 4Q22 ($ in millions) (Investment completed on July 19, 2021) Government Guaranteed and Thrive 5 Thrive Mortgage, LLC 5 Government Guaranteed SBA Pipeline Quarter over Quarter $14.8 $21.5 $25.4 Thrive is continuing to reduce its expenses and head count across the organization. $56.8 $7.1 $26.2 3Q22 4Q22 USDA Pipeline Quarter over Quarter $307.6 $349.1 $106.2 $291.9 $418.1 $185.3 3Q22 4Q22 Full Year 2022 – Closed $117 million Full Year 2022 – Closed $40 million $895.3 Million$762.9 Million $61.7 Million $90.1 Million

16 8.58% 9.09% 9.09% 4Q21 3Q22 4Q22 CET1 Total Capital 11.60% 11.68% 11.63% 4Q21 3Q22 4Q22 Regulatory Minimum + Capital Conservation Buffer 7.0% 10.5% - Support organic growth - Maintain strong debt ratings - Provide attractive dividend - Strategic growth, including M&A Strong Capital Supporting Balance Sheet Capital Levels TBVPS Capital Priorities 8.00% 6.00% 4.50% 10.50% 8.50% 7.00% Total Capital Tier 1 Capital CET1 Capital Minimum Capital Conservation Buffer Veritex 11.63% 9.34% 9.09% Capital in Excess of Buffer $250.8 $154.8 $140.4 ($ in millions) $0.74 $0.08 $0.01 $0.05 $0.05 9/30/2022 Net Income AFS AOCI Hedge AOCI CDI Amort. SBC Expense Dividend 12/31/2022 $17.91 $(0.20) $18.64 CET1 focus with target 10%

17 1 Past due loans exclude purchased credit deteriorated loans that are accounted for on a pooled basis and non-accrual loans. 2 Total loans excludes Loans Held for Sale, MW and PPP loans. 3 Total Loans, excluding MW and PPP, (“TL”) 4Q21 1Q22 2Q22 3Q22 4Q22 0.00% 0.10% 0.20% 0.30% 30-59 Past Due 60-89 Past Due 90+ Past Due 4Q21 3Q22 4Q22 2021 2022 Orig. $2,921 $62 $- $4,328 $360 Acq. $9,747 $2,127 $5,785 $19,653 $13,292 ($ in thousands) (% to average loans outstanding and annualized for quarters) ($ in millions) Totals: $9,997 $16,921 $7,373 $5,352 $21,468 Asset Quality and ACL Past Due Trend1 % of Total Loans2 Net Charge-offs ,467 ACL Increasing reserves reflect uncertain economic outlook 75 bps 12 bps 28 bps 38 bps 17 bps ($ in millions) ($ in millions) $50.1 $48.0 $45.0 $30.6 $43.6 0.51% 0.46% 0.40% 0.26% 0.36% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 4Q21 1Q22 2Q22 3Q22 4Q22 NPAs NPAs/Total Assets NPAs / Total Assets NPAs include $13.2 million of PCD loans at 4Q22 2019 2020 2021 2022 PCD $127 $112 $58 $41 Non-PCD $2,889 $2,388 $1,763 $1,144%/TL 53% 43% 27% 13% $3.0 B $1.2 B Acquired Loan Trend (PCD v. Non-PCD breakdown $ in millions) $6,295 $347.7 $340.9 $330.1 $312.0 $473.0 4Q21 1Q22 2Q22 3Q22 4Q22 $100 $200 $300 $400 $500 Criticized Loans ($ in millions, excludes PCD loans) Quarterly Criticized Loans 3 88% of NCO’s since 2019 have been acquired credits

1/24/2023 181/24/2023 18 TRUTH | INTEGRITY | TRANSPARENCY Supplemental Information

19 Reconciliation of Non-GAAP Financial Measures

20 Reconciliation of Non-GAAP Financial Measures

21 Reconciliation of Non-GAAP Financial Measures

22 Reconciliation of Non-GAAP Financial Measures

23 Reconciliation of Non-GAAP Financial Measures

1/24/2023 241/24/2023 24 2022 TRUTH | INTEGRITY | TRANSPARENCY Fourth Quarter And Year End Exhibit 99.2